MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2023 and 2022 and

for the years ended December 31, 2023, 2022 and 2021

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Board of Directors

MML Bay State Life Insurance Company:

Opinions

We have audited the financial statements of MML Bay State Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2023 and 2022, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

February 27, 2024

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MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2023	2022
	($ In Millions Except for Par Value)
Assets:
Bonds	$250	$213
Mortgage loans	1	2
Policy loans	96	94
Cash, cash equivalents and short-term investments	68	112
Total invested assets	415	421
Investment income due and accrued	4	4
Insurance amounts receivable	15	26
Federal income taxes	1	-
Net deferred income taxes	1	2
Total assets excluding separate accounts	436	453
Separate account assets	4,672	4,570
Total assets	$5,108	$5,023
Liabilities:
Policyholders’ reserves	$142	$138
Liabilities for deposit-type contracts	11	13
Contract claims and other benefits	29	25
Transfers due to separate accounts	(7)	5
Payable to affiliates	2	-
Federal income taxes	-	2
Asset valuation reserve	6	7
Other liabilities	20	11
Total liabilities excluding separate accounts	203	201
Separate account liabilities	4,672	4,570
Total liabilities	4,875	4,771
Capital and surplus:
Common stock, $200 par value 50,000 shares authorized 12,501 shares issued and outstanding	2	2
Paid-in and contributed surplus	144	144
Surplus	87	106
Total capital and surplus	233	252
Total liabilities and capital and surplus	$5,108	$5,023

See accompanying notes to statutory financial statements

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MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2023	2022	2021
		(In Millions)
Revenue:
Premium income	$(9)	$2	$12
Net investment income	19	15	13
Reserve adjustments on reinsurance ceded	(82)	(113)	(79)
Fees and other income	90	82	79
Total revenue	18	(14)	25
Benefits, expenses and other deductions:
Policyholders’ benefits	61	65	83
Change in policyholders’ reserves	4	(6)	-
Net transfers from separate accounts	(63)	(97)	(89)
General insurance expenses	8	7	8
Commissions	2	2	2
State taxes, licenses and fees	1	1	1
Other deductions	(2)	(2)	(2)
Total benefits, expenses and other deductions	11	(30)	3
Net gain from operations before federal income taxes	7	16	22
Federal income tax (benefit) expense	(1)	1	3
Net gain from operations	8	15	19
Net realized loss	(1)	-	-
Net income	$7	$15	$19

See accompanying notes to statutory financial statements

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MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Capital and surplus, beginning of year	$252	$265	$275
Net increase due to:
Net income	7	15	19
Change in other net deferred income taxes	(1)	(1)	-
Change in nonadmitted assets	-	1	-
Change in reserve valuation basis	-	-	-
Change in asset valuation reserve	-	(1)	1
Dividend paid	(25)	(26)	(27)
Other	-	(1)	(3)
Net increase	(19)	(13)	(10)
Capital and surplus, end of year	$233	$252	$265

See accompanying notes to statutory financial statements

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MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Cash from operations:
Premium and other income collected	$1	$1	$3
Net investment income	19	15	13
Miscellaneous income	30	(19)	10
Benefit payments	(69)	(55)	(89)
Net transfers from separate accounts	51	85	92
Commissions and other expenses	(5)	(16)	(9)
Federal and foreign income taxes paid	(2)	5	(3)
Net cash from operations	25	16	17
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	10	6	33
Total investment proceeds	10	6	33
Cost of investments acquired:
Bonds	(48)	-	(7)
Total investments acquired	(48)	-	(7)
Net decrease in policy loans	(2)	(3)	2
Net cash (applied to) from investing activities	(40)	3	28
Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(2)	(4)	2
Dividend paid	(25)	(26)	(27)
Other cash (used) provided	(2)	2	(3)
Net cash (used in) from financing and miscellaneous sources	(29)	(28)	(28)
Net change in cash, cash equivalents and short-term investments	(44)	(9)	17
Cash, cash equivalents and short-term investments, beginning of year	112	121	104
Cash, cash equivalents and short-term investments, end of year	$68	$112	$121

 See accompanying notes to statutory financial statements

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.    Nature of operations

These statutory financial statements include MML Bay State Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

MMFA is a sales force of financial professionals that operate in the U.S. MMFA sells individual life, individual annuities, hybrid life and long-term care (LTC) and DI. The Company’s MMSD channel sells life insurance, disability, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life, critical illness, accident insurance and DI, through the workplace.

2.    Summary of significant accounting policies

a.    Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity (HTM)
•	Starting on January 1, 2022, the Company adopted the current expected credit loss (CECL) impairment model for U.S. GAAP, which only applies to financial assets carried at amortized cost, including mortgage and other commerical loans, equipment loans, HTM debt securities, and trade, lease, reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. All financial assets within scope of CECL will have a credit loss allowance. The adopted guidance also changes the incurred loss model on AFS debt securities to be an allowance for credit losses with potential recoverability. Statutory accounting continues to utilize the other-than-temporary impairment(s) (OTTI) model described in Note 2s.

Policyholders’ liabilities

•	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the
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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest

•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products and certain variable annuities contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

•	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP reported these changes in net realized capital gains (losses) in 2021 and adopted the CECL impairment model effective 1/1/2022
•	Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses) as other comprehensive income

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, OTTI, the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.    Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2s. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.    Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances.

d.    Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

e.    Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.    Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

g.    Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverables and other receivables.

h.    Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities (DTA(L)). Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

i.    Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end. These assets are designated as nonadmitted and are excluded from Statutory Statements of Financial Position through a charge against surplus.

j.    Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, and certain book value separate accounts, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.    Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods and are determined based on statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain individual variable annuity products issued by the Company offer guaranteed minimum death benefits (GMDBs). The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, variable life uses a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Variable universal life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

l.    Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

m.    Transfers due to separate accounts

Transfers due to separate accounts represent a net payable to the Company’s separate accounts.

n.    Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize capital and surplus against credit-related changes in the value of bonds and mortgage loans. The AVR is reported as a liability and the change in AVR, net of tax, is reported in capital and surplus.

o.    Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

p.    Other liabilities

Other liabilities primarily consist of due and accrued separate account transfers, remittances and items not allocated, affiliated payables and accounts payable.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.    Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

r.    Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily variable life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

s.    Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of bonds held at fair value and are recorded as a change in capital and surplus net of tax.

3.    New accounting standards

Adoption of new accounting standards

In June 2022, the NAIC adopted modifications to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications clarify application of the existing affiliate definition and incorporate disclosure requirements for all investments that involve related parties, regardless of whether they meet the affiliate definition. The revisions to SSAP No. 43R also included additional clarifications that the investments from any arrangements that results in direct or indirect control, which

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

include but are not limited to control through a servicer, shall be reported as affiliated investments. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted INT 23-01T — Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company as of September 30, 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance and the adoption did not result in an admitted disallowed IMR for the year ended December 31, 2023.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, the Bond Project.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company is currently assessing the impacts of the adopted SSAP No. 26, SSAP No. 43 and other related SSAPs in relation to the financial statements.

In March 2023, the NAIC adopted modifications to SSAP No. 34 – Investment Income Due and Accrued, effective December 31, 2023. The modifications require additional disclosures and data capture related to gross, non-admitted and admitted amounts for interest income due and accrued, deferred interest, and paid-in-kind (PIK) interest.

In August 2023, the NAIC adopted revisions to further clarify the PIK interest disclosure in SSAP No. 34, effective December 31, 2023. The revisions clarify that decreasing amounts to principal balances are first applied to any PIK interest included in the principal balance. The original principal would not be reduced until the PIK interest had been fully eliminated from the balance. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal/ par value from the current principal/ par value, with the resulting PIK interest not to go less than zero. The modifications did not have a material effect on the Company’s impact of PIK in relation to the financial statements.

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4.    Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2023
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4	$4	$-	$4	$-
Special revenue	24	24	-	24	-
Industrial and miscellaneous	221	210	-	210	-
Parent, subsidiaries and affiliates	1	1	-	1	-
Mortgage loans - residential	1	1	-	-	1
Cash, cash equivalents and short-term investments	68	68	1	67	-
Separate account assets	4,672	4,619	1,152	3,461	6
Financial liabilities:
Individual annuity contracts	2	2	-	-	2
Supplementary contracts	10	11	-	-	11
	December 31, 2022
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4	$4	$-	$4	$-
Industrial and miscellaneous	208	193	-	193	-
Parent, subsidiaries and affiliates	1	1	-	1	-
Mortgage loans - residential	2	1	-	-	1
Cash, cash equivalents and short-term investments	112	112	2	110	-
Separate account assets	4,570	4,474	1,014	3,453	7
Financial liabilities:
Individual annuity contracts	3	3	-	-	3
Supplementary contracts	12	12	-	-	12

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

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Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as LIBOR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1, transfers between Level 1 and Level 2 measurement categories are expected to be infrequent.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Separate account assets	$1,152	$2,287	$-	$3,439

$1,233 million of book value separate account assets are not carried at fair value and, therefore, are not included in this table.

For the year ended December 31, 2023, there were no significant transfers between Level 1 and Level 2.

	December 31, 2022
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Separate account assets	$1,014	$2,340	$-	$3,354

$1,216 million of book value separate account assets are not carried at fair value and, therefore, are not included in this table.

For the year ended December 31, 2022, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies) and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit−related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

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Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

5.    Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.    Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2023
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$4	$-	$-	$4
Special revenue	24	-	-	24
Industrial and miscellaneous	221	1	12	210
Parent, subsidiaries and affiliates	1	-	-	1
Total	$250	$1	$12	$239

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$4	$-	$-	$4
Industrial and miscellaneous	208	1	16	193
Parent, subsidiaries and affiliates	1	-	-	1
Total	$213	$1	$16	$198
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The quality of the bond portfolio is determined by the use of NAIC’s Securities Valuation Office ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2023		2022
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/ Aa/ A	$170	68%	$135	63%
2	Baa	76	31	73	34
3	Ba	3	1	4	2
4	B	1	-	-	-
5	Caa and lower	-	-	1	-
6	In or near default	1	-	-	1
	Total	$251	100%	$213	100%

The following summarizes NAIC ratings for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2023				2022
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$2	100%	$59	88%	$2	100%	$63	91%
2	-	-	6	8	-	-	5	7
3	-	-	1	2	-	-	1	1
4	-	-	1	1	-	-	-	-
5	-	-	-	-	-	-	1	1
6	-	-	-	-	-	-	-	-
	$2	100%	$67	100%	$2	100%	$70	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2023 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)
Due in one year or less	$13	$13
Due after one year through five years	105	103
Due after five years through ten years	26	25
Due after ten years	107	98
Total	$251	$239
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Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Proceeds from sales	$1	$-	$18
Gross realized capital gains from sales	-	-	1
Gross realized capital losses from sales	$(1)	$-	$-

Gross realized capital gains (losses) from sales were $1 million for the years ended December 31, 2023, and 2021, and less than $1 million for the year ended December 31, 2022.

Gross unrealized losses of bonds were $1 million for the year ended December 31, 2023 and gross unrealized losses of bonds were less than $1 million for the year ended December 31, 2022. The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2023
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$-	$-	1	$-	$-	-
Special revenue	2	-	1	-	-	-
Industrial and miscellaneous	7	-	8	178	13	201
Parent, subsidiaries and affiliates	-	-	-	1	-	1
Total	$9	$-	10	$179	$13	202

	December 31, 2022
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$-	$-	1	$4	$-	1
Industrial and miscellaneous	156	10	184	32	6	44
Parent, subsidiaries and affiliates	1	-	1	-	-	-
Total	$157	$10	186	$36	$6	45

Gross unrealized losses of bonds less than 12 months were $10 million with a fair value of $157 million on 186 issuers and gross unrealized losses of bonds 12 months or longer were $6 million with a fair value of $36 million on 45 issuers for the year ended December 31, 2022.

As of December 31, 2023 and 2022, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $68 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3 million and unrealized losses less than $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $64 million and unrealized losses of $8 million. These securities were categorized as industrial and miscellaneous.

As of December 31, 2022, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $66 million. Securities in an unrealized loss position for less than 12 months had a fair value of $43 million and unrealized losses of $4 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $22 million and unrealized losses of less than $4 million. These securities were categorized as industrial and miscellaneous.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2023 or 2022, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2023 and 2022.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ’scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2023, RMBS had a total carrying value of $31 million and a fair value of $31 million, of which approximately 1%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $7 million and a fair value of $7 million. As of December 31, 2022, RMBS had a total carrying value of $3 million and a fair value of $2 million, of which approximately 14%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $3 million and a fair value of $2 million.

During the year ended December 31, 2023, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2023, the Company did not have any leveraged loans and leveraged loan CDOs. As of December 31, 2022, total leveraged loans and leveraged loan CDOs had a carrying value and fair value of less than a million dollars.

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Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $67 million and fair value of $60 million as of December 31, 2023 and a carrying value of $69 million and fair value of $61 million as of December 31, 2022.

b.    Mortgage loans

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. As of December 31, 2023 and December 31, 2022, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2023 or 2022.

The carrying and fair values of the Company’s residential mortgage loans were $1 million as of December 31, 2023 and $2 million as of December 31, 2022.

The Company uses an internal rating system as its primary method of monitoring credit quality. The residential mortgage loan portfolio translated into the equivalent rating agency designation of AAA/AA/A and had carrying values of $1 million as of December 31, 2023 and $2 million as of December 31, 2022.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2023		2022
	Low	High	Low	High
Residential mortgage loans	3.8%	7%	3.4%	7%

The Company did not purchase any residential mortgage loans during the years ended December 31, 2023 and 2022.

The Company did not hold any impaired residential mortgage loans and had no valuation allowances recorded as of December 31, 2023, 2022 or 2021. The Company did not hold any restructured residential mortgage loans or residential mortgage loans with principal or interest past due as of December 31, 2023 or 2022.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.    Net investment income

Net investment income comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bonds	$9	$8	$9
Policy loans	5	5	5
Cash, cash equivalents and short-term investments	6	3	-
Subtotal investment income	20	16	14
Investment expenses	(1)	(1)	(1)
Net investment income	$19	$15	$13

d.    Net realized capital gains (losses)

Net realized capital gains after tax and transfer to the IMR were less than $1 million for the years ended December 31, 2023, 2022 and 2021.

Refer to Note 2o. “Interest maintenance reserve” for information on the Company’s policy for IMR.

For the years ended December 31, 2023, 2022 and 2021, the Company recognized less than $1 million for each year, of OTTI on structured and loan-backed securities, primarily due to the present value of expected cash flows being less than the amortized cost.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2s. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.    Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions.  Impacts to the Company could include the imposition of a corporate alternative minimum tax (“CAMT”) applicable to tax years beginning after December 31, 2022.  The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average group wide adjusted financial statement income over $1 billion in the prior three-year period (2020-2022). As of the reporting date, the Company has determined that it is not an applicable corporation and therefore not liable for CAMT in 2023. While the Company is not an applicable corporation in 2023, any future CAMT liability will be allocated to MassMutual in accordance with the tax allocation agreement.  The United States Treasury Secretary and the IRS have been authorized to issue further guidance and intend to publish proposed regulations in 2024.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$4	$-	$4
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	4	-	4
DTAs nonadmitted	(1)	-	(1)
Subtotal net admitted DTA	3	-	3
Total gross DTLs	(2)	-	(2)
Net admitted DTA(L)	$1	$-	$1
	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$4	$-	$4
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	4	-	4
DTAs nonadmitted	(1)	-	(1)
Subtotal net admitted DTA	3	-	3
Total gross DTLs	(1)	-	(1)
Net admitted DTA(L)	$2	$-	$2
	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$-	$-	$-
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	-	-	-
DTAs nonadmitted	-	-	-
Subtotal net admitted DTA	-	-	-
Total gross DTLs	(1)	-	(1)
Net admitted DTA(L)	$(1)	$-	$(1)
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MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1	-	1
2. Adjusted gross DTA allowed per limitation threshold	34	-	34
Lesser of lines 1 or 2	1	-	1
Adjusted gross DTAs offset by existing DTLs	2	-	2
Total admitted DTA realized within 3 years	$3	$-	$3
	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	2	-	2
2. Adjusted gross DTA allowed per limitation threshold	37	-	37
Lesser of lines 1 or 2	2	-	2
Adjusted gross DTAs offset by existing DTLs	1	-	1
Total admitted DTA realized within 3 years	$3	$-	$3
	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(1)	-	(1)
2. Adjusted gross DTA allowed per limitation threshold	(3)	-	(3)
Lesser of lines 1 or 2	(1)	-	(1)
Adjusted gross DTAs offset by existing DTLs	1	-	1
Total admitted DTA realized within 3 years	$-	$-	$-
25

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2023	2022
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	9,665%	10,793%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$229	$248

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment.  The impact of tax-planning strategies is as follows:

December 31, 2023
	Ordinary	Capital	Total
(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	4%	-%	4%

December 31, 2022
	Ordinary	Capital	Total
(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	-%	-%
Change
	Ordinary	Capital	Total
(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	4%	-%	4%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

26

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(1)	$1	$3
Foreign income tax expense on operating earnings	-	-	-
Total federal and foreign income tax expense (benefit) on operating earnings	(1)	1	3
Federal income tax expense on net realized capital gains (losses)	-	-	-
Total federal and foreign income tax expense (benefit)	$(1)	$1	$3

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2023	2022	Change
	(In Millions)
DTAs:
Ordinary
Policy acquisition costs	$3	$3	$-
Reserve items	1	1	-
Total ordinary DTAs	4	4	-
Nonadmitted DTAs	(1)	(1)	-
Admitted ordinary DTAs	3	3	-
Capital
Investment items	-	-	-
Total capital DTAs	-	-	-
Nonadmitted DTAs	-	-	-
Admitted capital DTAs	-	-	-
Admitted DTAs	3	3	-
DTLs:
Ordinary
Other	2	1	1
Total ordinary DTLs	2	1	1
Capital
Investment items	-	-	-
Total capital DTLs	-	-	-
Total DTLs	2	1	1
Net admitted DTA	$1	$2	$(1)
27

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Net DTA(L)	$(1)	$(1)	$-
Less: Items not recorded in the change in net deferred income taxes:
Change in net deferred income taxes	$(1)	$(1)	$-

As of December 31, 2023, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
	21%	21%	21%
Provision computed at statutory rate	$1	$3	$5
Investment items	(1)	(1)	(2)
Total statutory income tax expense	$-	$2	$3
Federal and foreign income tax expense (benefit)	$(1)	$1	$3
Change in net deferred income taxes	1	1	-
Total statutory income tax expense	$-	$2	$3

The Company paid federal income taxes of $2 million in 2023, received refunds of $5 million in 2022, and paid federal income taxes of $3 million in 2021.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2023, $0 million related to 2022, and $1 million related to 2021.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Agreement, future corporate alternative minimum tax (CAMT) is outside of the scope of the general tax allocation method and, consequently any future CAMT liability of a subsidiary shall be allocated solely to MassMutual.

28

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets. As of December 31, 2023, the Company had no liabilities for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in Appeals for 3 carryforward issues. The IRS completed its examination of the 2017-2018 tax years and is being transferred to Appeals. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2023 and 2022, the Company did not recognize any protective deposits as admitted assets.

7.    Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position.

The Company had $3 million of ordinary renewal as of December 31, 2023 and had $3 million as of December 31, 2022. As of December 31, 2023 and 2022, the Company did not have group life.

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2k. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

29

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.    Policyholders’ liabilities

a.     Policyholders’ reserves

The Company had life insurance in force of $10,335 million as of December 31, 2023 and $10,498 million as of December 31, 2022.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2023				2022
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Variable life	$139	4.0%	-	5.5%	$136	4.0%	-	5.5%
Individual annuities	3	5.0%	-	7.3%	2	5.0%	-	7.3%
Total	$142				$138

b.     Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $11 million as of December 31, 2023 and $13 million as of December 31, 2022 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 3.00% to 3.00% as of December 31, 2023 and 3.00% to 3.00% as of December 31, 2022.

c.     Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2022	$1
Incurred guarantee benefits	-
Paid guarantee benefits	-
Liability as of December 31, 2022	1
Incurred guarantee benefits	(1)
Paid guarantee benefits	-
Liability as of December 31, 2023	$-

The Company held reserves in accordance with the standard scenario as of December 31, 2023 and December 31, 2022.

30

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2023			2022
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$32	$3	74	$30	$3	73

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2023	2022
	(In Millions)
Separate account	$31	$28
General account	2	2
Total	$32	$30

9.     Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

31

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Direct premium	$17	$28	$40
Premium ceded	(26)	(26)	(28)
Total net premium	$(9)	$2	$12
Ceded reinsurance recoveries	$56	$116	$50

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2023	2022
	(In Millions)
Reinsurance reserves ceded	$(21)	$(21)
Ceded amounts recoverable	$26	$17

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2023 include $17 million associated with life insurance policies. Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2022 include $21 million associated with life insurance policies.

As of December 31, 2023, one reinsurer accounted for 68% of the outstanding balance of the unaffiliated reinsurance recoverable and the next largest reinsurer had 13%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

32

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.     Withdrawal characteristics

a.     Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2023 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-	0%
At fair value	-	-	31	31	92
Total with market value adjustment or at fair value	-	-	31	31	92
At book value without adjustment (minimal or no charge or adjustment)	1			1	3
Not subject to discretionary withdrawal	2	-	-	2	5
Total	$3	$-	$31	$34	100%
Deposit-type contracts
	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment adjustment)	$11	$-	$-	$11	100%
Total	$11	$-	$-	$11	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2023 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3
Liabilities for deposit-type contracts	11
Subtotal	14
Separate Account Annual Statement:
Annuities	31
Total	$45
33

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.    Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2023 are illustrated below:

General Account

	Account	Cash
	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$3	$3	$1
Variable universal life	140	139	148
Not subject to discretionary withdrawal or no cash values:
Disability - disabled lives	-	-	8
Miscellaneous reserves	-	-	3
Total (gross: direct + assumed)	143	142	160
Reinsurance ceded	-	-	21
Total (net)	$143	$142	$139

Separate Account with Guarantees
	Account	Cash
	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$3,434	$3,428	$3,434
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	3,434	3,428	3,434
Total (net)	$3,434	$3,428	$3,434

Separate Account Nonguaranteed
	Account	Cash
	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$7	$7	$12
Variable universal life	1,175	1,174	1,175
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	1,182	1,181	1,187
Total (net)	$1,182	$1,181	$1,187

c.    Separate accounts

The Company has guaranteed separate accounts classified as nonindexed to fund a long-term interest guarantee in excess of a year that does not exceed 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

34

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2023 is as follows:

	Guaranteed
	Nonindexed
	Less Than/	Non
	Equal to 4%	Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2023	$-	$24	$24
Reserves at December 31, 2023:
For accounts with assets at:
Fair value	$-	$1,218	$1,218
Amortized cost/book value	3,434	-	3,434
Subtotal	3,434	1,218	4,652
Non policy liabilities	-	20	20
Total	$3,434	$1,238	$4,672
Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$1,218	$1,218
At book value without market value adjustment and current surrender charge of less than 5%	3,434	-	3,434
Subtotal	3,434	1,218	4,652
Non policy liabilities	-	20	20
Total	$3,434	$1,238	$4,672

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR. The Company has a general account AVR of $6 million for book value separate accounts.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$24	$26	$26
Transfers from separate accounts	(86)	(123)	(116)
Net transfers from separate accounts	$(62)	$(97)	$(90)
35

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.     Capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $23 million of capital and surplus is available for distribution to the shareholder in 2024 without prior regulatory approval. The Company declared and paid a $25 million dividend to C.M. Life in 2023 and declared and paid a $26 million dividend to C.M. Life in 2022. The Company declared and paid a $27 million dividend to C.M. Life in 2021.

12.     Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2023, 2022 and 2021. Accordingly, the Company has excluded these non-cash activities from the Statutory Statement of Cash Flows for the years ended December 31, 2023, 2022 and 2021.

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bond conversions and refinancing	$-	$1	$-

13.     Business risks, commitments and contingencies

a.      Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. The Company reinsures certain life insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

36

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in capital markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Market factors, including interest rates, credit spread, equity prices, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

37

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The long-term impact of the COVID-19 pandemic is dependent on numerous factors including, but not limited to, the length and severity of the pandemic, the efficacy and rate of vaccine adoption and therapeutics, the responses to the pandemic taken by governments and private sector businesses, and the impacts on MassMutual’s policyholders, employees and counterparties. At its height, the pandemic led to significant economic disruption, including significant volatility in the U.S. and international markets, which had an adverse effect on MassMutual’s business. The extent to which the COVID-19 pandemic continues to impact MassMutual’s business will depend on future developments which are highly uncertain, including the emergence of future variants of COVID-19 and the efficacy of vaccines in the broader population (including with respect to future variants).

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.     Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.     Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

38

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.     Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Fee income:
Recordkeeping and other services	$-	$1	$1
Investment advisory income	2	2	2
Fee expense:
Management and service contracts and cost-sharing arrangements	9	7	9
Investment advisory services	-	-	1

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2023 and $3 million as of December 31, 2022. The Company reported $2 million as amounts due to affiliates as of December 31, 2023 and less than $1 million as of December 31, 2022. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has a Modco quota-share reinsurance agreement with MassMutual where the Company cedes 100% of the premium on certain bank-owned life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company has a quota-share reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.

As of December 31, 2023, the net amounts due from MassMutual for the various reinsurance agreements were $11 million and as of December 31, 2022, the net amounts due from MassMutual were $23 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

39

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Premium ceded, related to:
Quota-share reinsurance agreement	$(5)	$(5)	$(5)
Modco adjustments ceded, included in fees and other income	(24)	(12)	(11)
Expenses allowances on reinsurance ceded, included in fees and other income, related to:
Modco agreement	7	6	6
Policyholders’ benefits ceded, related to:
Modco agreement	23	14	14
Quota-share reinsurance agreement	2	10	2
Experience refunds (paid) received, related to:
Modco agreement	(1)	1	-

15.     Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2023 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

100 w. 3rd Street LLC

300 South Tryon Hotel LLC

300 South Tryon LLC

5301 Wisconsin Avenue GP, LLC

Barings Affordable Housing Mortgage Fund I LLC

Barings Affordable Housing Mortgage Fund II LLC

Barings Affordable Housing Mortgage Fund III LLC

Barings California Mortgage Fund IV

Barings CLO Investment Partners LP

Barings Hotel Opportunity Venture I GP, LLC

Berkshire Way LLC

C.M. Life Insurance Company

CML Global Capabilities LLC

Cornbrook PRS Holdings LLC

Cornerstone California Mortgage Fund I LLC

Cornerstone California Mortgage Fund II LLC

Cornerstone California Mortgage Fund III LLC

Cornerstone Permanent Mortgage Fund II

Cornerstone Permanent Mortgage Fund III LLC

Cornerstone Permanent Mortgage Fund IV

Cornerstone Permanent Mortgage Fund LLC

Counterpointe Sustainable Advisors LLC

CREA Ridge Apartments, LLC

DPI Acres Capital SPV LLC

DPI-ACRES Capital LLC

DPI-ARES Mortgage Lending LLC

40

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

DPI-ARES Mortgage Lending SPV, LLC

E2E Affordable Housing Debt Fund LLC

EM Opportunities LLC

GIA EU Holdings - Emerson JV Sarl

GIA EU Holdings LLC

Glidepath Holdings Inc.

Insurance Road LLC

ITPSHolding LLC

JFIN Parent LLC

Landmark Manchester Holdings LLC

London Office JV Holdings LLC

MALIC Debt Participations LLC

Martello Re Limited – 27.45%

Massachusetts Mutual Life Insurance Company (MMLIC)

MassMutual 20/80 Allocation Fund

MassMutual 40/60 Allocation Fund

MassMutual 60/40 Allocation Fund

MassMutual Balanced Fund

MassMutual Blue Chip Growth Fund

MassMutual Core Bond Fund

MassMutual Disciplined Growth Fund

MassMutual Disciplined Value Fund

MassMutual Diversified Value Fund

MassMutual Equity Opportunities Fund

MassMutual External Benefits Group LLC

MassMutual Growth Opportunities Fund

MassMutual Holding LLC

MassMutual Inflation-Protected and Income Fund

MassMutual International LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Mid Cap Growth Fund

MassMutual Mortgage Lending LLC

MassMutual Premier Diversified Bond Fund

MassMutual RetireSMART by JPMorgan 2065 Fund

MassMutual Select 80/20 Allocation Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Overseas Fund

MassMutual Small Cap Growth Equity Fund

MassMutual Small Cap Opportunities Fund

MassMutual Small Cap Value Equity Fund

MassMutual Strategic Bond Fund

MassMutual Ventures Europe/APAC I GP, LLC

Miami Douglas Three MM, LLC

MM Ascend Mtg. Lending LLC

MM CM Holding LLC

MM Copper Hill Road LLC

MM Debt Participations LLC

MM Direct Private Investments Holding LLC

MM Direct Private Invetment Holding

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MM Investment Holding

41

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MML Investment Advisers, LLC

MML Private Equity Fund Investor LLC

MML Private Placement Investment Company I, LLC

MML Series International Equity Fund

MML Special Situations Investor LLC

MML Strategic Distributors, LLC

MMV CTF I GP LLC

MSP-SC, LLC

Paco France Logistics LLC

Pioneers Gate LLC

Riverwalk MM Member, LLC

Ten Fan Pier Boulevard LLC

The MassMutual Trust Company, FSB

Timberland Forest Holding LLC

Tower Square Capital Partners IIIA, L.P.

Unna, Dortmund Holding LLC

Washington Pine LLC

Subsidiaries of MassMutual Holding LLC

Barings LLC

Fern Street LLC

Haven Life Insurance Agency, LLC

HB Naples Golf Owner LLC

Intermodal Holding II LLC

LifeScore Labs, LLC

Marco Hotel LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

MM Asset Management Holding LLC

MM Catalyst Fund II LLC

MM Catalyst Fund LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

RB Apartments LLC

Sleeper Street LLC

Subsidiaries of C.M. Life Insurance Company

CM Life Mortgage Lending LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

MML Bay State Life Insurance Company

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of MML Investment Advisers, LLC

(No Subsidiaries)

Subsidiaries of MassMutual International LLC

MassMutual Asia Limited (SPV)

MassMutual Solutions LLC

Subsidiaries of MassMutual Solutions LLC

Haven Technologies Asia Limited

42

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of Copper Hill Road LLC

(No Subsidiaries)

Subsidiaries of MM Investment Holding

MML Management Corporation

MMIH Bond Holdings LLC – 99.61%

Subsidiaries of DPI Acres Capital SPV LLC

(No Subsidiaries)

Subsidiaries of The MassMutual Trust Company, FSB

(No Subsidiaries)

Subsidiaries of ITPS Holding LLC

HITPS LLC

Subsidiaries of JFIN Parent LLC

Apex Credit Holdings LLC

Custom Ecology Holdco, LLC

Tomorrow Parent, LLC

Jefferies Finance LLC LLC – 50%

Subsidiaries of Glidepath Holdings Inc

MassMutual Ascend Life Insurance Company

Subsidiaries of Martello Re Limited

(No Subsidiaries)

Subsidiaries of MML Strategic Distributors, LLC

(No Subsidiaries)

Subsidiaries of MML CM LLC

Blueprint Income LLC

Flourish Holding Company LLC

Subsidiaries of Insurance Road LLC

MassMutual Intellectual Property LLC

MassMutual Trad Private Equity LLC

Trad Investments I LLC

Subsidiaries of MM Rothesay Holdco US LLC

Rothesay Limited

Subsidiaries of Rothesay Limited

Rothesay Asset Management UK Limited

Rothesay Foundation

Rothesay Life Plc

Rothesay Mortgages Limited

Rothesay Pensions Management Limited

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of Barings LLC)

Baring Fund Managers Limited

Baring International Investment Limited

Baring Investment Services Limited

Barings BME GP S.à.r.l.

Barings Core Fund Feeder I GP S.à.r.l.

43

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Barings European Core Property Fund GP Sàrl

Barings European Direct Lending 1 GP LLP

Barings GPC GP S.à. r.l .

Barings Investment Fund (LUX) GP S.à. r.l .

Barings Umbrella Fund (LUX) GP S.à.r.l.

GPLF4(S) GP S.à r. l

PREIF Holdings Limited Partnership

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

16.     Subsequent events

Management of the Company has evaluated subsequent events through February 27, 2024, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

44

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.    Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2023	$135,844	$-	$135,844	$130,490	$(5,354)	$130,490	$105,515
September 30, 2023	74,507	-	74,507	72,723	(1,784)	72,723	67,736
June 30, 2023	64,028	-	64,028	63,592	(436)	63,592	57,835
March 31, 2023	66,564	-	66,564	63,566	(2,998)	63,566	59,093
December 31, 2022	166,637	-	166,637	158,762	(7,875)	158,762	153,083
September 30, 2022	134,938	-	134,938	125,495	(9,442)	125,495	114,620
June 30, 2022	64,745	-	64,745	62,370	(2,375)	62,370	62,586
March 31, 2022	140,707	-	140,707	129,983	(10,724)	129,983	128,496
December 31, 2021	85,732	-	85,732	81,911	(3,820)	81,912	76,952
June 30, 2021	152,001	-	152,001	147,872	(4,129)	147,872	151,665
March 31, 2021	93,988	-	93,988	90,012	(3,976)	90,012	80,737
December 31, 2020	95,926	-	95,926	94,337	(1,589)	94,337	85,603
March 31, 2019	21,072	-	21,072	19,523	(1,549)	19,523	572
December 31, 2018	18,632	-	18,632	1,599	(17,033)	1,599	1,903
June 30, 2017	342	-	342	267	(76)	267	2,967
March 31, 2017	94,424	-	94,424	53,149	(41,274)	53,149	89,279
December 31, 2016	110,964	-	110,964	109,147	(1,816)	109,147	104,908
September 30, 2016	118,384	-	118,384	117,539	(845)	117,539	112,771
June 30, 2016	76,837	-	76,837	70,385	(6,452)	70,385	72,517
September 30, 2015	79,533	-	79,533	77,197	(2,337)	77,197	76,961
December 31, 2014	7,387	-	7,387	5,752	(1,635)	5,752	24,010
March 31, 2014	11,682	-	11,686	11,342	(340)	11,342	13,573
December 31, 2013	8,955	-	8,955	7,967	(989)	7,967	11,477
September 30, 2013	5,947	-	5,947	5,842	(104)	5,842	5,478
June 30, 2013	456,120	-	456,120	445,397	(10,723)	445,397	340,977
December 31, 2012	1,242,596	-	1,242,596	1,144,981	(97,615)	1,144,981	1,195,405
September 30, 2012	2,265,156	-	2,265,156	2,103,073	(162,083)	2,103,073	2,115,759
June 30, 2012	1,884,018	-	1,884,018	1,845,692	(38,325)	1,845,692	1,521,643
March 31, 2012	3,900,635	-	3,900,635	3,788,244	(112,391)	3,788,244	3,066,813
December 31, 2011	3,900,658	-	3,900,658	3,740,566	(160,092)	3,740,566	3,217,415
September 30, 2011	2,070,737	-	2,070,737	2,014,121	(56,616)	2,014,121	1,664,099
June 30, 2011	4,933,708	-	4,933,708	4,626,546	(307,162)	4,626,546	3,860,445
March 31, 2011	3,031,095	-	3,031,095	2,949,182	(81,913)	2,949,182	2,370,633
December 31, 2010	2,843,613	-	2,843,613	2,795,486	(48,127)	2,795,486	2,189,661
September 30, 2010	3,666,523	-	3,666,523	3,544,040	(122,482)	3,544,040	2,935,440
June 30,2010	2,331,449	-	2,331,449	2,200,016	(131,433)	2,200,016	1,658,548
March 31, 2010	3,606,733	-	3,606,733	3,269,444	(337,290)	3,269,444	2,259,717
December 31, 2009	4,888,306	-	4,888,306	4,101,773	(786,533)	4,101,773	2,994,613
September 30, 2009	10,338,099	207,960	10,546,059	9,768,287	(777,772)	9,768,287	6,661,983
Totals		$207,960			$(3,359,509)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2023:,

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAE0	$47,833	$-	$47,833	$46,563	$(1,270)	$46,563	$46,872
61750FAE0	88,011	-	88,011	83,927	(4,084)	83,927	58,643
Totals	$135,844	$-	$135,844	$130,490	$(5,354)	$130,490	$105,515
45

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAE0	$48,017	$-	$48,017	$47,312	$(705)	$47,312	$45,025
86359A6A6	26,490	-	26,490	25,411	(1,079)	25,411	22,711
Totals	$74,507	$-	$74,507	$72,723	$(1,784)	$72,723	$67,736

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750FAE0	$64,028	$-	$64,028	$63,592	$(436)	$63,592	$57,835
Totals	$64,028	$-	$64,028	$63,592	$(436)	$63,592	$57,835

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750FAE0	$66,564	$-	$66,564	$63,566	$(2,998)	$63,566	$59,093
Totals	$66,564	$-	$66,564	$63,566	$(2,998)	$63,566	$59,093

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAE0	$50,627	$-	$50,627	$47,922	$(2,705)	$47,922	$48,236
61750FAE0	69,028	-	69,028	66,099	(2,928)	66,099	58,776
589929X29	46,982	-	46,982	44,740	(2,241)	44,740	46,071
Totals	$166,637	$-	$166,637	$158,762	$(7,875)	$158,762	$153,083

The following is the impairment listing for loan-backed and structured securities for the three months ended September 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAE0	$52,177	$-	$52,177	$50,186	$(1,991)	$50,186	$48,254
61750FAE0	76,177	-	76,177	68,740	(7,437)	68,740	59,722
22540VG71	6,584	-	6,584	6,569	(15)	6,569	6,644
Totals	$134,938	$-	$134,938	$125,495	$(9,442)	$125,495	$114,620

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
589929X29	$64,745	$-	$64,745	$62,370	$(2,375)	$62,370	$62,586
46

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAE0	$58,570	$-	$58,570	$53,552	$(5,018)	$53,552	$58,296
61750FAE0	82,137	-	82,137	76,431	(5,706)	76,431	70,200
Totals	$140,707	$-	$140,707	$129,983	$(10,724)	$129,983	$128,496

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750FAE0	$85,732	$-	$85,732	$81,912	$(3,820)	$81,912	$76,952

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
40431KAE0	$62,425	$-	$62,425	$61,595	$(830)	$61,595	$72,006
61750FAE0	89,576	-	89,576	86,277	(3,299)	86,277	79,659
Totals	$152,001	$-	$152,001	$147,872	$(4,129)	$147,872	$151,665

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750FAE0	$93,988	$-	$93,988	$90,012	$(3,976)	$90,012	$80,737

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750FAE0	$95,926	$-	$95,926	$94,337	$(1,589)	$94,337	$85,603

There were no impairments on loan-backed or structured securities for the three months ended September 30, 2020.

There were no impairments on loan-backed or structured securities for the three months ended June 30, 2020.

There were no impairments on loan-backed or structured securities for the three months ended March 31, 2020.

There were no impairments on loan-backed or structured securities for the three months ended December 31, 2019.

There were no impairments on loan-backed or structured securities for the three months ended September 30, 2019.

There were no impairments on loan-backed or structured securities for the three months ended June 30, 2019.

47

MML BAY STATE LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$21,072	$-	$21,072	$19,523	$(1,549)	$19,523	$572

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$18,632	$-	$18,632	$1,599	$(17,033)	$1,599	$1,903
There were no impairments on loan-backed or structured securities for the three months ended September 30, 2018.
There were no impairments on loan-backed or structured securities for the three months ended June 30, 2018.
There were no impairments on loan-backed or structured securities for the three months ended March 31, 2018.
48

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of MML Bay State Life Insurance Company and Policy Owners of MML Bay State Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise MML Bay State Variable Life Separate Account I (Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes, including the financial highlights in Note 8, for each of the years in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2023, the results of their operations and changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 7, 2024

F-1

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix A

MML Bay State Variable Life Separate Account I was comprised of the following divisions of as December 31, 2023.

Divisions

American Century VP Disciplined Core Value Division

Fidelity® VIP Contrafund® Division

Invesco V.I. Capital Appreciation Division

Invesco V.I. Discovery Mid Cap Growth Division

Invesco V.I. Global Division

Invesco V.I. Global Strategic Income Division

MML Blend Division

MML Equity Division

MML Equity Index Division

MML Managed Bond Division

MML Small Cap Equity Division

MML U.S. Government Money Market Division

T. Rowe Price Mid-Cap Growth Division

LA2048

F-2

MML Bay State Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Century VP Disciplined Core Value Division	Fidelity® VIP Contrafund® Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
ASSETS
Investments
Number of shares	1,409,290	807,436	1,789,395	1,186,560	2,420,291	1,268,113	4,725,294	10,536,162
Identified cost	$12,586,011	$30,951,378	$85,904,775	$87,274,883	$90,028,206	$6,122,451	$99,293,951	$273,329,495
Value	$10,809,253	$39,265,628	$84,226,830	$74,527,815	$88,485,831	$5,440,206	$91,924,514	$276,812,713
Receivable from MML Bay State Life Insurance Company	-	1	-	-	2	-	-	-
Total assets	10,809,253	39,265,629	84,226,830	74,527,815	88,485,833	5,440,206	91,924,514	276,812,713
LIABILITIES
Payable to MML Bay State Life Insurance Company	1	-	-	-	-	-	27,534	2,704
Total liabilities	1	-	-	-	-	-	27,534	2,704
NET ASSETS	$10,809,252	$39,265,629	$84,226,830	$74,527,815	$88,485,833	$5,440,206	$91,896,980	$276,810,009
Outstanding units
Policy owners	3,059,546	5,758,525	7,311,210	9,594,551	9,409,770	1,657,094	10,895,854	33,654,588
UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Plus	-	-	-	-	4.46	-	13.03	14.94
Variable Life Select	3.53	6.82	11.52	7.77	11.85	3.28	5.91	6.31

See Notes to Financial Statements.

F-3

MML Bay State Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML Equity Index Division	MML Managed Bond Division	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
ASSETS
Investments
Number of shares	972,286	1,018,815	878,993	6,269,825	1,643,837
Identified cost	$27,046,502	$12,581,182	$8,463,240	$6,269,720	$46,124,765
Value	$29,197,753	$11,059,025	$9,601,706	$6,269,825	$47,852,088
Receivable from MML Bay State Life Insurance Company	1	133	-	-	-
Total assets	29,197,754	11,059,158	9,601,706	6,269,825	47,852,088
LIABILITIES
Payable to MML Bay State Life Insurance Company	-	-	-	3,444	1
Total liabilities	-	-	-	3,444	1
NET ASSETS	$29,197,754	$11,059,158	$9,601,706	$6,266,381	$47,852,087
Outstanding units
Policy owners	6,581,093	3,062,200	1,582,716	3,834,968	5,755,726
UNIT VALUE
Variable Life (Note 3G)	$-	$-	$-	$-	$-
Variable Life Plus	4.29	5.66	-	2.27	7.46
Variable Life Select	4.58	2.99	6.07	1.52	9.21

See Notes to Financial Statements.

F-4

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2023

	American Century VP Disciplined Core Value Division	Fidelity® VIP Contrafund® Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Investment Income
Dividends	$160,668	$174,517	$-	$-	$185,188	$-	$1,486,901	$5,668,534
Interest Income on Policy loans (Note 3F)	-	-	-	-	-	-	8,442	53,885
Total Income	160,668	174,517	-	-	185,188	-	1,495,343	5,722,419
Expenses
Mortality and expense risk fees	57,356	193,990	416,340	397,208	422,139	29,108	406,980	1,305,204
Net investment income (loss)	103,312	(19,473)	(416,340)	(397,208)	(236,951)	(29,108)	1,088,363	4,417,215
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(360,929)	684,812	(2,435,878)	365,252	(570,584)	(125,431)	(1,139,505)	3,522,856
Realized gain distribution	-	1,263,244	-	-	9,364,905	-	-	21,600,766
Realized gain (loss)	(360,929)	1,948,056	(2,435,878)	365,252	8,794,321	(125,431)	(1,139,505)	25,123,622
Change in net unrealized appreciation/depreciation of investments	1,067,087	8,003,339	25,359,194	8,627,500	14,726,296	578,741	13,879,972	(6,814,795)
Net gain (loss) on investments	706,158	9,951,395	22,923,316	8,992,752	23,520,617	453,310	12,740,467	18,308,827
Net increase (decrease) in net assets resulting from operations	809,470	9,931,922	22,506,976	8,595,544	23,283,666	424,202	13,828,830	22,726,042
Capital transactions:
Transfers of net premiums	309,944	922,680	2,095,996	2,236,876	2,498,875	323,480	3,172,570	9,365,897
Transfers due to death benefits	(202,173)	(340,643)	(1,219,972)	(510,359)	(582,350)	(97,023)	(844,421)	(3,711,743)
Transfers due to withdrawal of funds	(333,066)	(846,740)	(2,519,489)	(2,899,815)	(2,846,365)	(130,090)	(2,820,815)	(10,397,833)
Transfers due to policy loans, net of repayments	(197,638)	(327,738)	(562,983)	(765,147)	(1,018,601)	(37,928)	(550,404)	(2,381,281)
Transfers due to cost of insurance	-	-	-	-	-	-	(106,434)	(172,125)
Transfers due to administrative charges	(388,940)	(1,484,017)	(2,931,508)	(2,865,758)	(3,341,746)	(315,061)	(4,370,768)	(12,243,731)
Transfers between divisions and to/from General Account	69,458	(259,078)	(540,900)	(533,659)	3,944	34,451	(462,618)	(1,394,865)
Net increase (decrease) in net assets resulting from capital transactions	(742,415)	(2,335,536)	(5,678,856)	(5,337,862)	(5,286,243)	(222,171)	(5,982,890)	(20,935,681)
Total increase (decrease)	67,055	7,596,386	16,828,120	3,257,682	17,997,423	202,031	7,845,940	1,790,361
NET ASSETS, at beginning of the year	10,742,197	31,669,243	67,398,710	71,270,133	70,488,410	5,238,175	84,051,040	275,019,648
NET ASSETS, at end of the year	$10,809,252	$39,265,629	$84,226,830	$74,527,815	$88,485,833	$5,440,206	$91,896,980	$276,810,009

See Notes to Financial Statements.

F-5

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML Equity Index Division	MML Managed Bond Division	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
Investment Income
Dividends	$375,352	$433,506	$112,906	$254,502	$-
Interest Income on Policy loans (Note 3F)	-	10,389	-	350	-
Total Income	375,352	443,895	112,906	254,852	-
Expenses
Mortality and expense risk fees	128,225	54,511	48,622	29,237	215,976
Net investment income (loss)	247,127	389,384	64,284	225,615	(215,976)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	606,206	(245,168)	(30,466)	12	41,922
Realized gain distribution	2,506,972	-	-	-	2,865,478
Realized gain (loss)	3,113,178	(245,168)	(30,466)	12	2,907,400
Change in net unrealized appreciation/depreciation of investments	2,730,324	522,454	1,405,798	(12)	5,281,871
Net gain (loss) on investments	5,843,502	277,286	1,375,332	-	8,189,271
Net increase (decrease) in net assets resulting from operations	6,090,629	666,670	1,439,616	225,615	7,973,295
Capital transactions:
Transfers of net premiums	537,784	628,099	215,791	287,965	931,880
Transfers due to death benefits	(82,091)	(119,817)	(60,727)	(7,025)	(471,414)
Transfers due to withdrawal of funds	(903,521)	(372,774)	(313,546)	(1,388,464)	(1,343,577)
Transfers due to policy loans, net of repayments	(278,240)	(62,029)	(158,769)	(56,623)	(386,143)
Transfers due to cost of insurance	-	(15,866)	-	(5,955)	-
Transfers due to administrative charges	(951,331)	(878,519)	(329,251)	(375,829)	(1,515,712)
Transfers between divisions and to/from General Account	15,610	119,147	16,140	1,882,945	(256,277)
Net increase (decrease) in net assets resulting from capital transactions	(1,661,789)	(701,759)	(630,362)	337,014	(3,041,243)
Total increase (decrease)	4,428,840	(35,089)	809,254	562,629	4,932,052
NET ASSETS, at beginning of the year	24,768,914	11,094,247	8,792,452	5,703,752	42,920,035
NET ASSETS, at end of the year	$29,197,754	$11,059,158	$9,601,706	$6,266,381	$47,852,087

See Notes to Financial Statements.

F-6

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2022

	American Century VP Disciplined Core Value Division	Fidelity® VIP Contrafund® Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division
Investment Income
Dividends	$200,542	$180,458	$-	$-	$-	$-	$1,244,340	$4,522,591
Interest Income on Policy loans (Note 3F)	-	-	-	-	-	-	9,746	53,190
Total Income	200,542	180,458	-	-	-	-	1,254,086	4,575,781
Expenses
Mortality and expense risk fees	62,146	197,293	431,284	439,576	417,493	29,785	429,535	1,365,609
Net investment income (loss)	138,396	(16,835)	(431,284)	(439,576)	(417,493)	(29,785)	824,551	3,210,172
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(40,104)	955,508	1,624,526	2,811,874	611,338	(134,829)	216,246	7,806,061
Realized gain distribution	2,769,312	1,710,057	27,089,061	21,929,745	13,573,877	-	1,666,249	30,231,328
Realized gain (loss)	2,729,208	2,665,565	28,713,587	24,741,619	14,185,215	(134,829)	1,882,495	38,037,389
Change in net unrealized appreciation/depreciation of investments	(4,527,452)	(14,828,211)	(59,859,483)	(58,437,613)	(48,431,532)	(566,238)	(20,949,370)	(56,926,654)
Net gain (loss) on investments	(1,798,244)	(12,162,646)	(31,145,896)	(33,695,994)	(34,246,317)	(701,067)	(19,066,875)	(18,889,265)
Net increase (decrease) in net assets resulting from operations	(1,659,848)	(12,179,481)	(31,577,180)	(34,135,570)	(34,663,810)	(730,852)	(18,242,324)	(15,679,093)
Capital transactions:
Transfers of net premiums	324,492	1,224,913	2,279,694	2,328,120	2,751,150	327,808	3,402,099	9,944,802
Transfers due to death benefits	(106,176)	(340,381)	(467,452)	(572,613)	(646,350)	(54,333)	(1,415,251)	(3,501,257)
Transfers due to withdrawal of funds	(164,878)	(1,279,670)	(2,406,177)	(2,596,576)	(1,888,459)	(187,175)	(2,269,264)	(7,368,865)
Transfers due to policy loans, net of repayments	(19,986)	(189,736)	(267,571)	(526,303)	(441,566)	(12,311)	(4,743,370)	(1,767,474)
Transfers due to cost of insurance	-	-	-	-	-	-	(113,074)	(169,073)
Transfers due to administrative charges	(397,117)	(1,468,193)	(2,883,707)	(2,947,401)	(3,181,756)	(305,984)	(4,346,324)	(12,199,223)
Transfers between divisions and to/from General Account	11,603	(64,528)	(124,400)	(150,210)	(469,334)	8,526	169,706	(37,368)
Net increase (decrease) in net assets resulting from capital transactions	(352,062)	(2,117,595)	(3,869,613)	(4,464,983)	(3,876,315)	(223,469)	(9,315,478)	(15,098,458)
Total increase (decrease)	(2,011,910)	(14,297,076)	(35,446,793)	(38,600,553)	(38,540,125)	(954,321)	(27,557,802)	(30,777,551)
NET ASSETS, at beginning of the year	12,754,107	45,966,319	102,845,503	109,870,686	109,028,535	6,192,496	111,608,842	305,797,199
NET ASSETS, at end of the year	$10,742,197	$31,669,243	$67,398,710	$71,270,133	$70,488,410	$5,238,175	$84,051,040	$275,019,648

See Notes to Financial Statements.

F-7

MML Bay State Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML Equity Index Division	MML Managed Bond Division	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
Investment Income
Dividends	$866,508	$389,691	$65,588	$72,720	$-
Interest Income on Policy loans (Note 3F)	-	10,039	-	324	-
Total Income	866,508	399,730	65,588	73,044	-
Expenses
Mortality and expense risk fees	313,504	62,306	51,019	31,141	223,690
Net investment income (loss)	553,004	337,424	14,569	41,903	(223,690)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(4,564,182)	(281,290)	15,082	7	348,906
Realized gain distribution	4,257,852	130,397	1,097,997	-	1,340,502
Realized gain (loss)	(306,330)	(150,893)	1,113,079	7	1,689,408
Change in net unrealized appreciation/depreciation of investments	(17,988,970)	(2,392,532)	(2,908,661)	(7)	(15,002,536)
Net gain (loss) on investments	(18,295,300)	(2,543,425)	(1,795,582)	-	(13,313,128)
Net increase (decrease) in net assets resulting from operations	(17,742,296)	(2,206,001)	(1,781,013)	41,903	(13,536,818)
Capital transactions:
Transfers of net premiums	561,907	927,316	234,263	358,622	961,320
Transfers due to death benefits	(41,788,654)	(334,655)	(17,261)	(2,421)	(409,096)
Transfers due to withdrawal of funds	2,049,038	(436,104)	(305,212)	(504,790)	(1,371,714)
Transfers due to policy loans, net of repayments	(151,164)	(183,989)	(28,570)	(57,162)	(413,488)
Transfers due to cost of insurance	-	(17,487)	-	(6,266)	-
Transfers due to administrative charges	(1,488,436)	(878,334)	(334,157)	(371,756)	(1,540,086)
Transfers between divisions and to/from General Account	(23,984)	(77,234)	41,379	266,714	(607,665)
Net increase (decrease) in net assets resulting from capital transactions	(40,841,293)	(1,000,487)	(409,558)	(317,059)	(3,380,729)
Total increase (decrease)	(58,583,589)	(3,206,488)	(2,190,571)	(275,156)	(16,917,547)
NET ASSETS, at beginning of the year	83,352,503	14,300,735	10,983,023	5,978,908	59,837,582
NET ASSETS, at end of the year	$24,768,914	$11,094,247	$8,792,452	$5,703,752	$42,920,035

See Notes to Financial Statements.

F-8

MML Bay State Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION
MML Bay State Variable Life Separate Account I (“the Separate Account”) is a separate investment account of MML Bay State Life Insurance Company (“MML Bay State”) established on June 9, 1982. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).
On June 30, 1997, MML Bay State redomesticated from the State of Missouri to the State of Connecticut. MML Bay State is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).
MML Bay State maintains the following three segments within the Separate Account: Variable Life, Variable Life Plus, and Variable Life Select.
The assets and liabilities of the Separate Account are clearly identified and distinguished from MML Bay State’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MML Bay State business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS
As of December 31, 2023, the Separate Account consists of thirteen divisions that invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

The division listed in the first column
Divisions	invests in the fund in this column
American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund[1]
Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio[2]
Invesco V.I. Capital Appreciation Division	Invesco V.I. Capital Appreciation Fund[3]
Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Discovery Mid Cap Growth Fund[3]
Invesco V.I. Global Division	Invesco V.I. Global Fund[3]
Invesco V.I Global Strategic Income Division	Invesco V.I Global Strategic Income Fund[3]
MML Blend Division	MML Blend Fund[4]
MML Equity Division	MML Equity Fund[4]
MML Equity Index Division	MML Equity Index Fund[4]
MML Managed Bond Division	MML Managed Bond Fund[4]
MML Small Cap Equity Division	MML Small Cap Equity Fund[4]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[4]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[5]

In addition to the thirteen divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
[3]Invesco Advisers, Inc. is the investment adviser to this Fund.
4MML Investment Advisers, LLC is the investment adviser to this Fund.
5T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
F-9

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. MML Bay State Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation
Investments in the underlying funds held by each division are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments
Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment funds.

C.	Federal Income Taxes
MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Policy Charges
See Note 8B for charges associated with the policies.

E.	Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans
When a policy loan is made, the Separate Account transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5% to 6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in the Separate Account’s investment performance.

Interest income is earned on loans on the accrual basis. Interest income presented in the Statement of Operations represents interest credited by MML Bay State to policyholders of the Variable Life product on their outstanding loan balance.
F-10

Notes To Financial Statements (Continued)

G.	Policy Owner’s Share of Net Assets
The policy owner’s share of net assets in the Variable Life Segment is expressed in terms of dollars rather than shares or units of investments. Charges assessed by the Separate Account, for the Variable Life Segment as noted in Note 8B, shown as a reduction in units, or a redemption of units, are a reduction of assets.

H.	Life Reserves
Life reserves are developed by using accepted actuarial methods and are computed using the 1958 CSO or 1980 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities
• Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
• Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2023. There have been no transfers between levels for the year ended December 31, 2023.

5.	RELATED PARTY TRANSACTIONS

	A.	Sales Agreements
Pursuant to separate underwriting agreements with MML Bay State, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the policies.
The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.
	B.	Receivable from/Payable to MML Bay State
Certain fees such as mortality and expense risk fees are charges paid between the General Account and the Separate Account. The General account is not registered as an investment company under the 1940 Act.
F-11

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2023 were as follows:

	American Century VP Disciplined Core Value Division	Fidelity® VIP Contrafund® Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division
2023
Cost of purchases	$411,205	$3,108,614	$830,069	$902,847	$10,562,563
Proceeds from sales	(1,050,306)	(4,200,381)	(6,925,265)	(6,637,918)	(6,720,853)

	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division
2023 (continued)
Cost of purchases	$227,618	$2,789,545	$30,929,186	$3,668,640	$985,956
Proceeds from sales	(478,897)	(7,658,537)	(25,813,740)	(2,576,333)	(1,298,560)

	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
2023 (continued)
Cost of purchases	$282,114	$2,756,049	$3,408,126
Proceeds from sales	(848,192)	(2,189,901)	(3,799,867)

	American Century VP Disciplined Core Value Division	Fidelity® VIP Contrafund® Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division
2022
Cost of purchases	$3,251,956	$3,175,761	$28,323,295	$22,927,847	$15,212,035
Proceeds from sales	(696,309)	(3,600,133)	(5,535,133)	(5,902,664)	(5,931,963)

	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division
2022 (continued)
Cost of purchases	$234,620	$4,423,137	$38,791,652	$5,399,385	$1,881,263
Proceeds from sales	(487,874)	(11,249,893)	(20,473,010)	(41,429,821)	(2,413,815)

	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
2022 (continued)
Cost of purchases	$1,359,177	$1,699,951	$1,735,485
Proceeds from sales	(656,170)	(1,975,195)	(3,999,407)

F-12

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS
The changes in outstanding units for each of the years in the two-year period ended December 31, 2023 were as follows:

2023	American Century VP Disciplined Core Value Division	Fidelity® VIP Contrafund® Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division
Units purchased	107,833	378,107	240,402	342,023	323,291
Units withdrawn	(353,243)	(752,279)	(769,174)	(1,017,428)	(957,171)
Units transferred between divisions and to/from General Account	19,353	(31,532)	(36,845)	(55,070)	(1,307)
Net increase (decrease)	(226,057)	(405,704)	(565,617)	(730,475)	(635,187)

2023 (continued)	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division
Units purchased	108,182	494,208	1,406,288	155,609	196,377
Units withdrawn	(188,429)	(1,196,816)	(4,017,730)	(554,761)	(427,382)
Units transferred between divisions and to/from General Account	9,553	(64,410)	(191,243)	(14,830)	35,016
Net increase (decrease)	(70,694)	(767,018)	(2,802,685)	(413,982)	(195,989)

2023 (continued)	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
Units purchased	45,400	178,873	128,750
Units withdrawn	(162,072)	(1,171,825)	(478,397)
Units transferred between divisions and to/from General Account	1,285	1,228,225	(52,781)
Net increase (decrease)	(115,387)	235,273	(402,428)

2022	American Century VP Disciplined Core Value Division	Fidelity® VIP Contrafund® Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Global Division
Units purchased	118,872	238,073	277,921	356,749	385,178
Units withdrawn	(226,051)	(630,886)	(672,313)	(944,855)	(821,590)
Units transferred between divisions and to/from General Account	7,258	311	(2,751)	(12,407)	(126,296)
Net increase (decrease)	(99,921)	(392,502)	(397,143)	(600,513)	(562,708)

2022 (continued)	Invesco V.I. Global Strategic Income Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Managed Bond Division
Units purchased	121,503	510,237	1,512,974	176,254	286,998
Units withdrawn	(195,664)	(1,865,112)	(3,421,615)	(11,892,808)	(561,260)
Units transferred between divisions and to/from General Account	3,376	16,606	(63,253)	(35,781)	(37,071)
Net increase (decrease)	(70,785)	(1,338,269)	(1,971,894)	(11,752,335)	(311,333)

F-13

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (continued)	MML Small Cap Equity Division	MML U.S. Government Money Market Division	T. Rowe Price Mid-Cap Growth Division
Units purchased	53,024	337,688	137,762
Units withdrawn	(137,057)	(733,064)	(486,666)
Units transferred between divisions and to/from General Account	7,568	194,101	(116,429)
Net increase (decrease)	(76,465)	(201,275)	(465,333)
F-14

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2023 follows:

	At December 31,						For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]				Total Return[3]
	Units[4]		(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)				(Lowest to Highest)
American Century VP Disciplined Core Value Division
2023	3,059,546	$			$3.53	$10,809,252	1.54%		%		0.55%		%		8.06%
2022	3,285,604				3.27	10,742,197	1.77				0.55				(13.21)
2021	3,385,525				3.77	12,754,107	1.08				0.55				22.97
2020	3,536,742				3.06	10,834,755	1.95				0.55				11.20
2019	3,820,817				2.76	10,526,528	2.06				0.55				23.27
Fidelity® VIP Contrafund® Division
2023	5,758,525				6.82	39,265,629	0.49				0.55				32.72
2022	6,164,228				5.14	31,669,243	0.50				0.55				(26.72)
2021	6,556,730				7.01	45,966,319	0.06				0.55				27.13
2020	7,003,775				5.51	38,620,967	0.25				0.55				29.85
2019	7,335,899				4.25	31,153,035	0.46				0.55				30.86
Invesco V.I. Capital Appreciation Division
2023	7,311,210				11.52	84,226,830	-				0.55				34.64
2022	7,876,827				8.56	67,398,710	-				0.55				(31.16)
2021	8,273,970				12.43	102,845,503	-				0.55				21.90
2020	8,840,729				10.20	90,150,677	-				0.55				35.84
2019	9,487,440				7.51	71,220,795	0.06				0.55				35.45
Invesco V.I. Discovery Mid Cap Growth Division
2023	9,594,551				7.77	74,527,815	-				0.55				12.53
2022	10,325,027				6.90	71,270,133	-				0.55				(31.36)
2021	10,925,539				10.06	109,870,686	-				0.55				18.45
2020	11,695,792				8.49	99,300,006	0.04				0.55				39.92
2019	12,544,680				6.07	76,121,664	-				0.55				38.60
Invesco V.I. Global Division
2023	9,409,770		4.46	to	11.85	88,485,833	0.23	0.40		to	0.55	34.00		to	34.20
2022	10,044,958		3.32	to	8.84	70,488,410	-	0.40		to	0.55	(32.14)		to	(32.04)
2021	10,607,666		4.89	to	13.03	109,028,535	-	0.40		to	0.55	14.86		to	15.03
2020	11,350,295		4.25	to	11.34	101,575,950	0.70	0.40		to	0.55	26.94		to	27.13
2019	12,281,128		3.34	to	8.94	86,639,327	0.90	0.40		to	0.55	31.06		to	31.26
Invesco V.I Global Strategic Income Division
2023	1,657,094				3.28	5,440,206	-				0.55				8.29
2022	1,727,789				3.03	5,238,175	-				0.55				(11.95)
2021	1,798,574				3.44	6,192,496	4.69				0.55				(3.94)
2020	1,881,821				3.58	6,745,062	5.85				0.55				2.83
2019	2,033,209				3.49	7,086,866	1.90				0.55				10.20
MML Blend Division
2023	10,895,854		5.91	to	13.03	91,896,980	1.70	0.25		to	0.55	16.97		to	17.32
2022	11,662,871		5.05	to	11.13	84,051,040	1.35	0.25		to	0.55	(17.05)		to	(16.80)
2021	13,001,141		6.09	to	13.39	111,608,842	2.13	0.25		to	0.55	14.39		to	14.74
2020	13,705,648		5.32	to	11.69	103,264,742	-	0.25		to	0.55	12.25		to	12.58
2019	14,297,666		4.74	to	10.40	96,542,455	2.44	0.25		to	0.55	20.72		to	21.08
MML Equity Division
2023	33,654,588		6.31	to	14.94	276,810,009	2.12	0.25		to	0.55	8.73		to	9.05
2022	36,457,273		5.80	to	13.72	275,019,648	1.62	0.25		to	0.55	(5.17)		to	(4.88)
2021	38,429,166		6.12	to	14.45	305,797,199	1.66	0.25		to	0.55	29.55		to	29.93
2020	40,808,306		4.72	to	11.14	252,043,339	2.32	0.25		to	0.55	2.46		to	2.77
2019	43,648,905		4.61	to	10.85	265,009,336	2.04	0.25		to	0.55	25.23		to	25.61
F-15

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units[4]	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Equity Index Division
2023	6,581,093	$4.29	to	$4.58	$29,197,754	1.40%	0.40%	to	0.55%	25.24%	to	25.43%
2022	6,995,075	3.42	to	3.66	24,768,914	1.44	0.40	to	0.55	(18.80)	to	(18.67)
2021	18,747,410	4.20	to	4.50	83,352,503	1.44	0.40	to	0.55	27.67	to	27.86
2020	19,320,454	3.29	to	3.53	67,249,189	1.87	0.40	to	0.55	17.57	to	17.74
2019	20,017,308	2.79	to	3.00	59,241,756	3.30	0.40	to	0.55	30.34	to	30.53
MML Managed Bond Division
2023	3,062,200	2.99	to	5.66	11,059,158	3.94	0.25	to	0.55	6.12	to	6.43
2022	3,258,190	2.82	to	5.33	11,094,247	3.11	0.25	to	0.55	(15.47)	to	(15.22)
2021	3,569,522	3.34	to	6.30	14,300,735	3.18	0.25	to	0.55	0.26	to	0.56
2020	3,716,764	3.33	to	6.27	14,862,437	0.10	0.25	to	0.55	7.12	to	7.44
2019	3,775,576	3.11	to	5.85	14,034,634	3.69	0.25	to	0.55	9.21	to	9.54
MML Small Cap Equity Division
2023	1,582,716			6.07	9,601,706	1.27			0.55			17.17
2022	1,698,104			5.18	8,792,452	0.71			0.55			(16.34)
2021	1,774,568			6.19	10,983,023	0.44			0.55			22.08
2020	1,828,590			5.07	9,270,552	0.54			0.55			20.03
2019	1,946,939			4.22	8,223,169	0.47			0.55			25.77
MML U.S. Government Money Market Division
2023	3,834,968	1.52	to	2.27	6,266,381	4.51	0.25	to	0.55	4.06	to	4.38
2022	3,599,695	1.46	to	2.18	5,703,752	1.21	0.25	to	0.55	0.66	to	0.96
2021	3,800,969	1.45	to	2.16	5,978,908	-	0.25	to	0.55	(0.55)	to	(0.25)
2020	3,846,528	1.46	to	2.17	6,167,190	0.18	0.25	to	0.55	(0.32)	to	(0.02)
2019	2,673,499	1.46	to	2.17	4,413,233	1.70	0.25	to	0.55	1.15	to	1.45
T. Rowe Price Mid-Cap Growth Division
2023	5,755,726	7.46	to	9.21	47,852,087	-	0.40	to	0.55	19.30	to	19.48
2022	6,158,154	6.25	to	7.72	42,920,035	-	0.40	to	0.55	(23.00)	to	(22.89)
2021	6,623,487	8.10	to	10.02	59,837,582	-	0.40	to	0.55	14.22	to	14.39
2020	7,224,874	7.08	to	8.78	57,004,665	-	0.40	to	0.55	23.13	to	23.31
2019	7,927,541	5.74	to	7.13	50,852,827	0.14	0.40	to	0.55	30.57	to	30.77

[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]The expense ratios represent the annualized policy expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.
[4]See note 3G with respect to Variable Life.

F-16

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within the Separate Account (see note 3G). Charges shown below state charges assessed at a monthly rate unless otherwise specified.
	Administrative Charge	$2.50 to $6.00 per month
This charge is assessed through the redemption of units.
	Mortality and Expense Risk Charge	Effective annual rate of 0.25% to 0.55% of the policy’s average daily net assets in the Separate Account.
This charge is assessed through reduction of unit values.
	Mortality Charge	$0.01688 to $63.89 per $1,000 of insurance risk
This charge is assessed through the redemption of units.
	Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of insurance risk
	This charge is assessed through the redemption of units.	$0.08 to $83.33 per $1,000 of face amount
	Loan Interest Rate Expense Charge	Effective annual rate of 0.90% to 1.00% of the loan amount
This charge is assessed through the redemption of units.

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through the redemption of units.
	A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage
	B. Death Benefit Guarantee	$0.01 per $1,000 of face amount
	C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage
	D. Children’s Term	$5.00 per $1,000 of insurance risk
	E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions
$0.009 to $0.149 per $1 of specified premium
	F. Renewal Term	$1.53 to $39.37 per $1,000 of insurance risk
	G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions
	H. Waiver of Premium	$0.11 to $3.51 per $1,000 of insurance risk

9.	SUBSEQUENT EVENTS
The Separate Account’s management has reviewed events occurring through March 7, 2024, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.
F-17